                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 15, 2000
                                         --------------

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

         Virginia                        0-25762               54-1719855
-------------------------------       -------------        ------------------
(State or other jurisdiction of       (Commission           (IRS Employer
       incorporation)                  File Number)        Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia                    23060
--------------------------------------------------                  ---------
  (Address of principal executive offices)                          (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.         OTHER EVENTS

                The February 2000 monthly Certificateholder's Statements to investors were distributed March 15, 2000.

ITEM 7 (c).     EXHIBITS

                The following are filed as exhibits to this Report under Exhibit 20:

                1.  February Performance Summary

                2. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of February 2000.

                3. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of February 2000.

                4. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of February 2000.

                5. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of February 2000.

                6. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of February 2000.

                7. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of February 2000.

                8. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of February 2000.

                9. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of February 2000.

                10. Series 1998-3 Class A and Class B Certificateholder's
                    Statements for the month of February 2000.

                11. Series 1998-4 Class A and Class B Certificateholder's
                    Statements for the month of February 2000.

                12. Series 1999-1 Class A and Class B Certificateholder's
                    Statements for the month of February 2000

                13. Series 1999-2 Class A and Class B Certificateholder's
                    Statements for the month of February 2000

                14. Series 1999-3 Class A and Class B Certificateholder's
                    Statements for the month of February 2000

                15. Trust Excess Spread Analysis

                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                      CAPITAL ONE MASTER TRUST

                                      By:  CAPITAL ONE BANK
                                           Servicer

                                      By:   /s/ David Willey
                                           -----------------------------------
                                           David M. Willey
                                           Senior Vice President of Corporate
                                           Financial Management


Date:  March 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               ------------------


                                    EXHIBITS

                                       TO

                                    FORM 8-K



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
-------           --------                                             ------------

    1             February Performance Summary                               07

    2             Series 1995-1 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         09

    3             Series 1995-3 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         11

    4             Series 1996-1 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         13

    5             Series 1996-2 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         15

    6             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         17

    7             Series 1997-1 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         19

    8             Series 1997-2 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         21

    9             Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         24

    10            Series 1998-3 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         27

    11            Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         30

    12            Series 1999-1 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         32

    13            Series 1999-2 Class A and Class B Certificate-
                  holder's Statements for the month of February 2000         34

    14            Series 1999-3 Class A and Class B Certificate-

                  holder's Statements for the month of February 2000         36

    15            Trust Excess Spread Analysis                               38